                                                                     EXHIBIT 4.1

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

         T                                                    SHARES

                          DAL-TILE INTERNATIONAL INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   COMMON STOCK                                            COMMON STOCK

                                                          SEE REVERSE FOR
                                                         CERTAIN DEFINTIONS

                                                         CUSIP 23426R 10 8



This Certifies that



is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF DAL-TILE INTERNATIONAL INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY THE REGISTRAR.
           WITNESS THE FACSIMILE OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

COUNTERSIGNED AND REGISTERED:
        ChaseMellon Shareholder Services, L.L.C.                   PRESIDENT
                                TRANSFER AGENT
                                AND REGISTRAR.


                                    [SEAL]

BY

                            AUTHORIZED SIGNATURE.                   TREASURER

                          DAL-TILE INTERNATIONAL INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- _______ Custodian_______
   TEN ENT -- as tenants by the entireties                                     (Cust)          (Minor)
   JT TEN  -- as joint tenants with rights of                                 under Uniform Gifts to Minors
              survivorship and not as tenants                                  Act ________________________
              in common                                                                   (State)


    Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

[                                        ]
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________


                       ---------------------------------------------------------
                       NOTICE: The signature to the assignement must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.